Exhibit 10.9

Asset Transfer Agreement

Asset transferor: Chengdu Zhonghe Sunshine Biotechnology Co., Ltd. (hereinafter referred to as “Party A”)

Unified social credit code: [  ]

Legal representative: Liu Yenhung

Asset transferee: Chengdu Skyherb Biotechnology Co., Ltd. (hereinafter referred to as “Party B”)

Legal representative: Niu Xusheng

Address: Building 1, Zone D, No. 689, Boshi Road, Shouan Street, Pujiang County, Chengdu City, Sichuan Province

Given:

Party A and Party B are limited liability companies legally established and existing in the People’s Republic of China, and Party A is willing to Transfer its company assets to Party B according to the conditions stipulated in this contract; Party B is also willing to accept Party A’s company’s assets. Party A and Party B are based on the principle of fairness, reciprocity, and good faith.

With regard to the transfer of the assets of Party A (hereinafter referred to as the assets of Party A or assets of the target company), after negotiation and consensus, the contract is as follows:

Article 1 Target Company Assets

The assets of the target company include the following:

1. fixed assets

Production and office equipment of the target company (including equipment information and all target company files and spare parts and office supplies) are transferred to Party B, see the attached asset list for details.

2. Intellectual property rights

The target company owns the intellectual property rights (see the attached asset list for details), and Party A agrees to transfer the above intellectual property rights to Party B.

Article 2 Credits and debts of the target company

1. Debt. All creditor’s rights of the target company prior to the handover date of June 15, 2020, shall be transferred to Party B, and Party A shall perform the obligation to notify the debtors.

2. All debts incurred by the Party A before the signing of this contract shall be transferred to Party B, and Party A shall perform the obligation of notification to the creditors and obtain the consent of the creditors.

Article 3 Personnel of the target company

1. Some employees of Party A will be taken over by Party B. Under the premise of obtaining the consent of the employees of the target company, Party A and relevant employees shall terminate the labor contract on the day of handover, settle all rights and obligations, and Party B and relevant employees shall re-sign labor contracts. The employee roster is attached as appendix 2 of this agreement.

2, The wages and social insurance of employees before the date of handover shall be paid and paid by Party A.

The subsequent employee wages, social insurance, etc. shall be paid and paid by Party B.

3. Party A shall bear the legal responsibilities arising from the employee labor contract and social insurance disputes before the date of handover.

Article 4 Transfer Price and Payment

1. The two parties agreed that the overall sale price of assets (including creditor’s rights and debts) is RMB 6,862,371 yuan. The price includes all asset prices and creditor’s rights and debts transferred by Party A, but does not include the amount that should be borne by Party B during the transfer process.

2. Party B shall pay the transfer price in one lump sum within 5 days from the date of signing this contract.

3. The asset transfer and handover date under this agreement is June 15, 2020.

4. On the handover date of this contract, Party A and Party B jointly conduct an inventory of the target asset list and form a completed list of assets attached as annex 1 to this contract.

Article 5 Representations and Warranties

1. Party A’s representations and warranties

(1) Party A guarantees that the quality status, useful life, and the conditions are true;

(2) Party A guarantees that the ownership of the assets transferred above is undisputed and unsecured, and that Party A represents that the properties have full title.

(3) Before the signing of this contract, Party A shall perform internal approval procedures for this transfer.

The executive director of the company has made a resolution agreeing to transfer the target assets;

2, Party B’s representations and warranties

(1) Party B guarantees that it will perform its obligations in good faith in accordance with the provisions of this contract;

(2) Party B guarantees that the source of funds for the transferred target assets is legal.

(3) Before signing this contract, Party B shall perform internal approval procedures for this transfer, and the executive director of Party B’s company has made a resolution approving the transfer of the target assets.

Article 6 Confidentiality Clause

For all business documents, data and information obtained by Party A and Party B about the other party in this target asset transfer, both parties are obliged to keep confidential the materials and other information, and shall not disclose them to any third party except as required by law.

Article 7 Liability for breach of contract

After this contract takes effect, both parties shall perform the contract in good faith. If any party violates the contract, it shall be liable for the breach.

Article 8 Attachments to the Contract

The annex to this contract is an integral part of this contract and is also a necessary condition for this contract to take effect.

Items include:

1.	Attachment 1:	Detailed list of target assets;
2.	Attachment 2:	Employee roster;
3.	Attachment 3:	The executive directors of parties A and B have the authority to agree to the target asset transfer.

Article 9 Dispute Resolution

If a dispute occurs due to the performance of this contract, the two parties shall negotiate to resolve it. If it cannot be resolved through negotiation, either party may to sue in the court.

Article 10 Miscellaneous

1.Matters not covered in this contract and matters that need to be changed shall be determined in the form of a supplementary contract after negotiation.

2. This contract is in quadruplicate, and each party holds two copies.

Party A: (stamp)	Party B: (stamp)

Legal representative: (signature)	Signature of Legal Representative)

Liu Yenhung	Xusheng Niu

Date: June 15, 2020.

Attachment 1: Detailed list of target assets

Attachment 2: Employee Roster

Attachment 3: The resolution of the executive directors of parties A and B agreeing to the transfer (acquisition) of the target assets

Annex I	Detailed list of target assets	unit: yuan

Asset compilation and research	Asset Name	category	model	unit	quantity	Currency	original value original currency	accumulated depreciation	net worth	service life		remaining life	purchase price	tax	Total price and tax
SC001	Fruit and vegetable radish washing machine	Production equipment			1	RMB	14000	1329.96	12670.04	Issue 120		Issue 109	12670.04	126.7	12796.74
SC002	Digital Biological Microscope	Production equipment		tower	1	RMB	6000	570	5430	120	Expect	Issue 109	5430	54.3	5484.3
SC003	Trough mixer	Production equipment		tower	1	RMB	10000	950.04	9049.96	Issue 120		Issue 109	9049.96	90.5	9140.46
SC004	Rotary vibrating screen	Production equipment		tower	1	RMB	9000	855	8145	Issue 120		Issue 109	8145	81.45	8226.45
JY001	incubator	operating equipment		indivual	3000	RMB	36000	6270	29730	Issue 60		Issue 50	29730	297.3	30027.3
JY002	Plastic tray	operating equipment		indivual	30	RMB	5400	940.5	4459.5	Issue 60		Issue 50	4459.5	44.6	4504.1
JY003	steel wood bench	operating equipment		tower	3	RMB	15000	2612.5	12387.5	Issue 60		Issue 50	12387.5	123.88	12511.39
JY004	Clean bench	operating equipment		tower	3	RMB	7920	1379.4	6540.6	Issue 60		Issue 50	6540.6	65.41	bb06.01
JY005	incubator	operating equipment		set		RMB	5760	1003.2	4756.8	Issue 60		Issue 50	4756.8	47.57	4804.37
JY006	dicing machine	operating equipment		tower	1	RMB	3600	570	3030	Issue 60		Issue 51	3030	30.3	3060.3
SC005	Water purification equipment	Production equipment		tower		RMB	150000	10687.5	139312.5	Issue 120		Issue 109	139312.5	1393.12	140705.63
DZ001	laptop	Electronic equipment		tower	1	RMB	6800	1614.96	5185.04	Issue 36		Issue 28	5185.0	51.85	5236.89
JY007	blender	operating equipment		tower		RMB	2500	356.22	2143.78	Issue 60		Issue 52	2143.78	21.44	2165.22
DZ002	Desktop PC	Electronic equipment		tower	2 1	RMB	11749	2790.36	8958.64	Issue 36		Issue 28	8958.64	89.59	9048.23
D2003	printer	Electronic equipment	HPM281	tower	1	RMB	4890	1161.36	3728.6	Issue 36		Issue 28	3728.64	37.29	3765.93
SC006	Disinfection pool	Production equipment		indivual	1	RMB	7000	498.78	6501.22	Issue 120		Issue 112	6501.22	65.01	6566.23
SC007	water tank	Production equipment		set		RMB	61000	4346.28	56653.72	Issue 120		Issue 112	56653.72	566.54	57220.26
SC008	Fire facilities	Production equipment		set	1	RMB	60000	8550	51450	Issue 60		Issue 52	51450	514.5	51964.5
JY008	plastic box	operating equipment		indivual	2000	RMB	24000	3420	20580	Issue 60		Issue 52	20580	205.8	20785.8
JY009	desk	operating equipment		set	1	RMB	25000	3166.64	21833.36	Issue 60		Issue 52	21833.36	218.33	22051.69
JYO10	Crate	operating equipment		indivual	500	RMB	110000	13933.36	96066.64	Issue 60		Issue 53	96066.6	960.67	97027.27
DZ004	Instruments for non-metallic mineral products	Electronic equipment		indivual	1	RMB	697.75	147.28	550.47	Issue 36		Issue 29	550.47	5.5	555.97

Asset compilation and research	Asset Name	category	model	unit		quantity	Currency	original value original currency	accumulated depreciation	net worth	service life	remaining life	purchase price	tax	Total price and tax
JYO11	Tissue culture tray	operating equipment		indivual		600	RMB	4320	547.2	3772.8	Issue 60	Issue 53	3772.8	37.73	3810.53
DZ005	Desktop PC	Electronic equipment		tower		1	RMB	2259	417.27	1841.73	Issue 36	30 issues	1841.73	18.42	1860.15
JY012	Blast drying oven	operating equipment		tower			RMB	3465	329.16	3135.84	Issue 60	Issue 54	3135.84	31.36	3167.2
JY013	Vertical sterilizer	operating equipment		tower		1	RMB	3215	305.4	2909.6	Issue 60	Issue 54	2909.6	29.1	2938.7
JYO14	Electronic Daping	operating equipment	JA5003	tower		1	RMB	1880	178.62	1701.38	Issue 60	Issue 54	1701.38	17.01	1718.39
SC009	Haier refrigerator	Production equipment	630 liters	tower		1	RMB	5998.98	284.94	5714.04	Issue 120	Issue 114	5714.04	57.14	5771.18
JY015	Tissue Culture Bottle	operating equipment	100ML	indivual	2	60000	RMB	133900	8480.32	125419.68	Issue 60	Issue 51	125419.06	1254.19	126673.25
JY016	Insect bottle	operating equipment	100ML	indivual	2	60000	RMB	143000	9056.68	133943.32	Issue 60	Issue 56	133944.2	1339.44	135283.64
SC010	Biological training unit	Production equipment		set		11	RMB	3150300	74819.64	3075480.36	Issue 120	Issue 117	3075180.36	30754.76	3106235.12
DZ006	Ozone generator	Electronic equipment		tower		1	RMB	1448.8]	114.69	1334.12	Issue 36	30 issues	1334.12	13.34	1347.46
DZ007	heater	Electronic equipment	pioneer	tower		1	RMB	1197	94.77	1102.23	Issue 36	Issue 28	1102.23	11.02	1113.25
DZ008	Vacuum cleaner	Electronic equipment	Supor	tower		1	RMB	895.6	70.89	824.71	Issue 36	Issue 29	824.7	8.25	832.96
SC011	Biochemical incubator	Production equipment	SHP-250	tower		1	RMB	6300	299.25	6000.75	Issue 60	Issue 58	6000.75	60.01	6060.76
	Biological training unit	Production equipment		set		4		2265330		2265330			2265330.12	22653.41	2287983.53
	Biological culture supervision platform	Production equipment		set				664370		664370			664370	6643.72	671013.72
	total							6964196.14	162152.2	6802043.97			6802044.33	68020.55	6870064.88

Annex II:	employee roster

Decision made by the executive director of Chengdu Skyherb Biotechnology Co., Ltd.

According to the provisions of the company’s articles of association, the executive director of Chengdu Zhonghe Sunshine Biotechnology Co., Ltd. decided as follows:

Considering the company’s financial situation, it is agreed that the company will transfer its assets to Chengdu Skyherb Biotechnology Co., Ltd. According to the principle that people go with assets, all personnel of the company are also transferred to Chengdu Skyherb Biotechnology Co., Ltd.

executive Director

(signature)

June 14, 2020

Decision made by the executive director of Chengdu Skyherb Biotechnology Co., Ltd.

According to the provisions of the company’s articles of association, the executive director of Chengdu Skyherb Biotechnology Co.,

Ltd. decided as follows:

Considering the company’s business development, it is agreed that the company will get the transfer of the assets of Chengdu Zhonghe Sunshine Biotechnology Co., Ltd, and receive its personnel at the same time.

Executive Director

June 14, 2020

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